SAFER SHOT, INC.
                     551 Fifth Avenue, Suite 1625
                          New York, NY 10176
               NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            April 30, 2010

To the Stockholders:

The Annual Meeting of stockholders of Safer Shot, Inc., will be held at 551 Fifth Avenue in Suite 1625, New York, NY 10176 on April 30, 2010 at one p.m., New York time, for the following purposes, each as more fully described herein:

     1. To elect John F. Lund and Michael J. Black as members of the board of directors to serve until the next Annual Meeting of stockholders or until their respective successors have been duly elected and qualified;

     2. To ratify the February 18, 2010 written consent by stockholders by which the authorized $.001 par value common stock was increased from 80,000,000 to 200,000,000 shares;

     3. To ratify the appointment of Hamilton PC as the Company's auditors for the fiscal year ending September 30, 2010; and,

     4. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on April 12, 2010 are entitled to notice of and to vote at the Annual Meeting. A list of stockholders eligible to vote at the meeting will be available for inspection at the meeting and for a period of 10 days prior to the meeting, during regular business hours, at our corporate headquarters at the address set forth above.

Information concerning the matters to be acted upon at the annual meeting is included in the accompanying proxy statement. Whether or not you expect to attend the annual meeting, your vote is important. Please vote as soon as possible via the Proxy enclosed herewith.

                                            By Order of the Board of Directors
                                                       John Lund
                                              /s/----------------------
                                                       John Lund
                                         President and Chief Executive Officer

New York, New York
April 12, 2010

                            Safer Shot, Inc.
                       c/o H. Melville Hicks, Jr.
                     551 Fifth Avenue, Suite 1625
                          New York, NY 10176
                        Phone:  (212) 655-5944


        PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS


We are furnishing this Proxy Statement to stockholders of record as of the close of business on April 12, 2010 in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting of Stockholders to be held on April 30, 2010. This Proxy Statement and the accompanying form of proxy are being mailed to the stockholders on or about April 15, 2010.

VOTING SECURITIES; PROXIES; REQUIRED VOTE

Voting Securities

At the Annual Meeting, each holder of record of Common Stock at the close of business on April 12, 2010 will be entitled to one vote for each share of common stock owned on that date as to each matter presented at the Annual Meeting. On April 12, 2010, 125,617,115 shares of Common Stock were outstanding.

Proxies

You cannot vote your shares at the meeting unless you are present in person or represented by proxy. All properly executed and unrevoked proxies in the accompanying form that are received in time for the meeting will be voted at the meeting or any adjournment or postponement thereof in accordance with instructions thereon, or if no instructions are given, will be voted "For" the election of all of the named nominees as Directors, and in accordance with the judgment of the persons appointed as proxies with respect to other matters which properly come before the Annual Meeting. You may revoke a proxy by written notice to us at any time prior to exercise of the proxy.
In addition, although mere attendance at the Annual Meeting will not revoke a proxy, you may withdraw your proxy by voting in person.

Voting Your Proxy

Whether or not you plan to attend the Annual Meeting, you may vote your shares via mail as more fully described below:

     By Mail: If you have received a proxy card, mark your vote, sign your name exactly as it appears on your proxy card, date your card and return it in the envelope provided.

Required Vote

At the Annual Meeting, a plurality of the votes cast in person or by proxy is required to elect the Board of Directors (meaning that Mr. John F. Lund and Mr. Michael J. Black, receiving at least a majority of the shares represented at the meeting in person or by proxy of "FOR" votes will be elected), (the vote on the ratification of the February 18, 2010 increase in the authorized $.001 par value common stock from 80,000,000 to 200,000,000 million shares receiving at least a majority of the shares represented at the meeting in person or by proxy of "FOR" votes will constitute approval), and the appointment of Hamilton PC to be the Company's auditors for the fiscal year ended September 30, 2010. Stockholders are not allowed to cumulate their votes in the election of directors. In voting on the election of directors, abstentions and broker non-votes (which occur when a broker holding shares of a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to the item and has not received voting instructions from the beneficial owner) will be disregarded and not treated as votes cast and, therefore, will not affect the outcome of the election.

Quorum

The required quorum for the transaction of business at the Annual Meeting will be a majority of the voting power of shares of Common Stock issued and outstanding on the record date. Abstentions and broker non-votes will be included in determining the presence of a quorum.

                                 PROPOSAL 1

                     ELECTION OF THE BOARD OF DIRECTORS

Unless otherwise directed, the persons appointed in the accompanying form of proxy intend to vote at the Annual Meeting for the election of the two nominees named below as Directors to serve until our next Annual Meeting of stockholders or until their respective successors have been duly elected and qualified.

The Board of Director members will serve until the next Annual Meeting of stockholders or until their respective successors has been duly elected and qualified, unless either dies, resigns or is removed from office prior to that time.
                                           Director
Name                Age      Position       Since
John F. Lund         53      Director       2008
Michael J. Black     57      Director       2010


John F. Lund is the Company's President and a director.   Mr. Lund has served
as the Chief of Staff of Invizeon Corporation, where he advised the CEO and senior executives on various matters including strategic planning, operations, restructuring and effective leadership. Additionally, Mr. Lund negotiated various vender contracts and established alliances and partnership agreements as well as raising financing for operating costs. Mr. Lund also represented the company at national and regional meetings, conventions and trade shows. Prior to working at Invizeon, Mr. Lund was the President and Owner of A.C.T., Inc., a management consulting firm.

Michael J. Black has been the Company's Chief Financial Officer, Treasurer, Secretary, and a director since February 18, 2010. Mr. Black also holds executive positions in two other publicly traded companies. He is the President of InternetArray, Inc., a position held since June 20, 2008: and the Chief Financial Officer, Treasurer and Secretary of Healthnostics, Inc., positions he has held since August 26, 2001. From September 16, 1994 through October 8, 2000 he held various executive positions in Integrated Healthcare Systems, Inc. and H-Quotient, Inc., (successor by merger to Integrated Healthcare Systems, Inc.), including Secretary, Treasurer and Chief Financial Officer from September 16, 1994 through October 8, 2000, Chairman and Chief Executive Officer from January 6,1996 through November 15, 1999 and President from January 6, 1996 through April 15, 1996. From January 1991 through September 1994, he worked with Asset Growth Partners, Inc., a boutique investment bank, specializing in mergers and acquisitions, equity and debt financing and strategic advice, focusing primarily on technology companies. From 1989 to 1991, he served as President and Founder of The Account Data Group, a LAN integration company until the company was sold in April 1989 to NMI. He holds a B.S. in Management and Accounting from the University of Maryland (1994).


                                  PROPOSAL 2

                            APPOINTMENT OF AUDITORS

The shareholders are requested to authorize the Board, without further ratification, to appoint Hamilton PC as the Company's independent auditors to audit the Company's financial statements for the fiscal year ending September 30, 2010.

Vote Required and the Board's Recommendation

The affirmative vote of a majority of the ordinary shares present in person or by proxy at the Annual Meeting and voting on the proposal is required for the approval of this proposal for the authorization of the Board to appoint, without further ratification, Hamilton PC as the Company's independent auditors for the fiscal year ending September 30, 2010.

                                  PROPOSAL 3

    RATIFICATION OF THE FEBRUARY 18, 2010 STOCKHOLDER CONSENT TO AMEND
 THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON
                   STOCK FROM 80,000,000 to 200,000,000

Background

On February 18, 2010, a majority of the outstanding shares of the Corporation's common stock were voted in accordance with the Corporation's By Laws and Nevada law along with Board of Directors approval, to amend our Certificate of Incorporation to increase our authorized shares of Common Stock from 80,000,000 to 200,000,000.

The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock. However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of Common Stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of Common Stock. This amendment and the creation of additional shares of authorized Common Stock will not alter the current number of issued shares. The relative rights and limitations of the shares of Common Stock will remain unchanged under this amendment.

Corporate Governance

Pursuant to our Amended and Restated Certificate of Incorporation and By-laws; laws; our business and affairs are managed under the direction of the Board of Directors and will conduct the business and affairs until the next Annual Meeting or their successors are elected and qualified.

Communications with the Board of Directors

Stockholders or other interested parties may communicate with the Board of Directors by sending a letter to Safer Shot, Inc. Board of Directors, c/o H. Melville Hicks, Jr., 551 Fifth Avenue, Suite 1625, New York, NY 10176.
Mr. Hicks will receive the correspondence and forward it to the Board of Directors to whom the communication is addressed.

Other Matters

Management knows of no matters that are to be presented for action at the meeting other than those set forth above. If any other matters properly come before the meeting, the persons named in the enclosed form of proxy will vote the shares represented by proxies in accordance with their judgment on such matters.


                                            By Order of the Board of Directors
                                                       John Lund
                                              /s/----------------------
                                                       John Lund
                                         President and Chief Executive Officer

New York, New York
April 12, 2010

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                            SAFER SHOT, INC.
                     551 Fifth Avenue, Suite 1625
                          New York, NY 10176

              ANNUAL MEETING OF STOCKHOLDERS - APRIL 30, 2010

The undersigned hereby appoints H. Melville Hicks, Jr., the Corporate Counsel of Safer Shot, Inc. with the power of substitution, and hereby authorizes him to represent and to vote as designated on this proxy card, all of the shares of Common Stock of Safer Shot, Inc. that the undersigned is entitled to vote at the Annual Meeting of stockholders to be held at One p.m., New York Time on April 30, 2010 at 551 Fifth Avenue, Suite 1625, New York, NY 10176 or any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES, JOHN F. LUND AND MICHAEL J. BLACK AS THE BOARD OF DIRECTORS AND TO INCREASE THE AUTHORIZED $.001 PAR VALUE COMMON SHARES FROM 80,000,000 SHARES TO 200,000,000 SHARES AND FOR THE APPOINTMENT OF HAMLITON PC AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2010.

                        Proxy Voting Instructions
MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. To elect the Board of Directors to serve until the next Annual Meeting of stockholders or until their respective successors has been duly elected and qualified:

    FOR JOHN F. LUND AS NOMINEE FOR DIRECTOR                            [   ]

    FOR MICHAEL J. BLACK AS NOMINEE FOR DIRECTOR                        [   ]

    WITHHOLD AUTHORITY FOR JOHN F.LUND AS NOMINEE                       [   ]

    WITHHOLD AUTHORITY FOR MICHAEL J. BLACK AS NOMINEE                  [   ]

    FOR INCREASING THE AUTHORIZED $.001 PAR VALUE COMMON                [   ]
    SHARES FROM 80,000,000 TO 200,000,000 SHARES

    WITHHOLD AUTHORITY FOR INCREASING THE AUTHORIZED                    [   ]
    $.001 PARVALUE COMMON SHARES FROM 80,000,000
    TO 200,000,000 SHARES

2. To ratify the appointment of Hamilton PC as the Company's auditors for the fiscal year ending September 30, 2010:

    FOR APPOINTING HAMILTON PC THE COMPANY'S AUDITORS                   [   ]
    FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2010

    AGAINST APPOINTING HAMILTON PC THE COMPANY'S AUDITORS               [   ]
    FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2010

3. To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.


Signature:
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Date:
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Signature:
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Date:
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Note:  Please sign exactly as name appears on this Proxy.  When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorizing officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.